AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON December 19, 2011

File No. 333-

File No. 811-22648

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                                                 (X)

PRE-EFFECTIVE AMENDMENT NO. (    )

POST-EFFECTIVE AMENDMENT NO. __ (    )

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                                        (X)

AMENDMENT NO.  (    )

ASPIRIANT GLOBAL EQUITY TRUST

(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard

Suite 600

Los Angeles, California 90025

(Address of Principal Executive Offices, Zip Code)

(310) 806-4000

(Registrant’s Telephone Number, including Area Code )

Jason Thomas

Aspirant Global Equity Trust

11100 Santa Monica Boulevard

Suite 600

Los Angeles, California 90025

(Name and Address of Agent for Service)

Copy to:

W. John McGuire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave, NW

Washington, DC 20004

It is proposed that this filing will become effective (check appropriate box):

_____     Immediately upon filing pursuant to paragraph (b)

_____     On (date) pursuant to paragraph (b)

_____     60 days after filing pursuant to paragraph (a)(1)

_____     On (date) pursuant to paragraph (a)(1)

_____     75 days after filing pursuant to paragraph (a)(2)

_____     On (date) pursuant to paragraph (a)(2) of Rule 485.

    X         As soon as practicable after the effective date of this registration statement.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE

MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH

THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS

NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY

THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS

            , 2012

Aspiriant Risk Managed Global Equity Fund

A series of Aspiriant Global Equity Trust

Advisor Shares (Ticker             )

Investor Shares (Ticker             )

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY

Investment Objective

The Aspiriant Risk Managed Global Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation while considering federal tax implications of investment decisions.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
	Advisor Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	NONE	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	NONE
Redemption Fee (as percentage of amount redeemed) (on shares held for 60 days or less)	NONE	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Advisor Shares	Investor Shares
Management Fees	1.07%	1.07%
Distribution (12b-1) Fees	NONE	0.20%
Other Expenses*	0.20%	0.20%
Total Annual Fund Operating Expenses	1.27%	1.47%
*	“Other Expenses” are based on estimated expenses of the Fund during its first year of operations.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Advisor Shares	$	$
Investor Shares	$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

Under normal conditions, the Fund will invest at least 80% of its total assets in common stocks. The Fund will hold a broad and diverse group of common stocks of companies in countries with developed and emerging markets with an emphasis on small capitalization and value companies. The Fund’s advisor considers small capitalization companies to be those companies with a market capitalization in the smallest 20% of a market. As a non-fundamental policy, the Fund generally will invest at least 80% of its net assets in equity securities and/or investments that provide exposure to equity securities. The advisor will normally consider selling securities when such securities become overvalued or when other securities are identified that may result in a better opportunity.

In pursuing the Fund’s investment objective, the advisor seeks to reduce the volatility of the Fund’s net asset value relative to the [MSCI All Country World Index], protect the value of Fund assets against periods of severe market stress (often referred to as “tail risk”), and increase the Fund’s return through systematic currency strategies. The advisor may pursue these goals by employing an options overlay strategy, whereby the Fund writes (sells) covered call options on a portion of its stock holdings in an effort to enhance returns with premiums received in connection with its option writing activities. The Fund may use this premium income to purchase index put options below the current value of the applicable index to reduce the Fund’s exposure to market risk and volatility. The extent of option activity will depend on market conditions and the advisor’s assessment of options positions on the Fund’s stock holdings.

The Fund may also engage in “tail risk” hedging using financial derivatives (including options, swaps, options on swaps, both short and/or long positions) that are expected to increase in value during periods of severe market stress (“tail events”). With respect to such hedging, the Fund will generally seek to maintain notional exposure coverage provided by the financial derivatives noted above within an initially targeted range represented by the Benchmark Portfolio (as defined below), depending upon, among other things, (i) the amount of assets in the Fund, (ii) the commercially available terms of the derivative instruments, (iii) general market conditions, (iv) the availability of counterparties, and (v) estimates of the fees and expenses of the Fund. “Benchmark Portfolio” means the financial instruments and other investments providing exposure to a hypothetical notional investment portfolio comprised of the MSCI All Country World Index.

In addition, the Fund may invest in other derivative instruments to seek return, hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Permitted derivatives include: the purchase or sale of forward or futures contracts; options on futures contracts; exchange-traded and over-the-counter options; put and call spreads; equity collars and equity swap agreements. The Fund may also engage in covered short sales (on individual securities held or on an index or basket of securities whose constituents are held in whole or in part).

In constructing the Fund’s investment portfolio, the advisor intends to consider federal tax implications when making investment decisions with respect to individual securities to seek to provide a tax advantage.

Principal Risks

Equity Market Risk: Economic, political, and issuer-specific events will cause the value of securities and, therefore, the value of the Fund’s shares, to rise and fall. Market conditions may affect certain types of securities more than others. As a result, you may lose money on your investment in the Fund and there can be no assurance that the Fund will achieve its investment objective.

Value Investment Risk: Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to, at times, underperform equity funds that use other investment strategies.

Small Company Risk: Smaller capitalization companies may be more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of (i) economic or political actions of foreign governments and/or (ii) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk, which is the possibility that foreign currency will fluctuate in value against the U.S. dollar.

Emerging Markets Risk: Emerging markets involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. These less developed markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Derivatives Risk: The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment. In addition, writing and purchasing call and put options are highly specialized activities and the successful use of options depends in part on the future price fluctuations and the degree of correlation between the options and the securities markets. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies and, for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired. The Fund may reduce its holdings of put options resulting in an increased exposure to a market decline.

Illiquid Investments: The Fund invests primarily in publicly traded securities and does not generally purchase securities that have legal or contractual restrictions on resale or that are illiquid except that certain derivative instruments may be illiquid. In addition, liquid securities purchased by the Fund may become illiquid because of issuer-specific events or changes in market conditions. Illiquid investments are subject to the risk that the Fund will not be able to sell the investments when desired or at favorable prices. The Fund will not purchase an illiquid investment if, as a result, more than 15% of the value of the Fund’s net assets would be so invested.

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Performance Information

Performance information is not included because, as of the date of this Prospectus, the Fund has not completed a full calendar year of operations.

Management

Investment Advisor

Aspiriant LLC serves as the Fund’s investment advisor (the “Advisor”).

Sub-Advisors

Dimensional Fund Advisors LP (“DFA”) serves as the sub-advisor for the equity portion of the Fund. Parametric Risk Advisors (“PRA”) serves as the sub-advisor for the options overlay strategy of the Fund. Pacific Investment Management Company (“PIMCO”) serves as the sub-advisor for the tail risk hedging portion of the Fund.

Portfolio Managers

Jason Thomas, Ph.D., CFA, Chief Investment Officer of the Advisor, is responsible for directing the strategy and management of the Fund.

Stephen A. Clark, Senior Portfolio Manager and Vice President of DFA, has co-managed the Fund since its inception in 2012.

Kenneth Everding, Managing Director of PRA, and Jonathan Orseck, Managing Director of PRA, have co-managed the Fund since its inception in 2012.

                    ,                                  of PIMCO, has co- managed the Fund since its inception in 2012.

Purchase and Sale of Fund Shares

You may purchase or sell shares of the Fund on any business day. For Advisor Shares, which are only available to the Advisor’s clients through its master account, please contact the Advisor at                                 . For Investor Shares, you may purchase or sell shares by                                         . The minimum initial investment in Investor Shares of the Fund is $5,000. There is no minimum initial investment for Advisor Shares.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The investment objective of the Fund is to achieve long-term capital appreciation while considering federal tax implications of investment decisions. The Fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

The Advisor believes that equity investing should involve a long-term view and a systematic focus on sources of expected returns, not on detailed analysis of individual companies or market timing. The Advisor further believes that certain systematic strategies can reduce the volatility of an equity portfolio, protect against periods of extreme market stress, and potentially enhance returns. The Fund will target a broadly diversified universe of eligible securities with precisely-defined risk and return characteristics, placing priority on efficiently managing portfolio turnover and keeping trading costs low. The Advisor does not intend to purchase or sell equity securities for the investment portfolio based on prospects for the economy, the securities markets, or the individual issuers whose shares are eligible for purchase. The Advisor intends to implement the Fund’s strategies by hiring one or more sub-advisors to focus on specific aspects of the Fund’s strategies.

Under normal conditions, the Fund will invest at least 80% of its total assets in common stocks. The Fund will hold a broad and diverse group of common stocks of companies in countries with developed and emerging markets with a greater emphasis on small capitalization and value companies as compared to their representation in the Universe. The Advisor defines the Universe as a market capitalization-weighted portfolio of all public companies in developed and emerging markets that have been authorized for investment by the Advisor’s Investment Committee. The Fund intends to purchase stocks of companies associated with developed market and emerging market countries, including frontier markets (emerging market countries in an earlier stage of development). In addition, under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and/or investments that provide exposure to equity securities.

The Advisor determines company size on a country or region specific basis and based primarily on market capitalization. The Advisor considers small capitalization companies to be those in the smallest 20% of a market’s capitalization range. An equity issuer would be considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization. An equity issuer would be considered a value company primarily because it has a high book value in relation to its market capitalization. The portfolio’s increased exposure to small capitalization and value companies may be achieved by decreasing the allocation of the Fund’s assets to the largest growth companies relative to their weight in the Universe, which would result in a greater weight allocation to small capitalization and value companies. The percentage of assets allocated to securities of the largest growth companies will generally be weighted between 5% and 35% less than their percentage weight in the Universe. As of December 31, 2010, securities of the largest growth companies in the Universe comprised approximately     % of the Universe. The percentage by which the portfolio’s allocation to securities of the largest growth companies is reduced will fluctuate with market movements and other factors. Additionally, the range by which the Fund’s percentage allocation to the securities of the largest growth companies is reduced as compared to the Universe will change from time to time.

In pursuing the Fund’s investment objective, the advisor seeks to reduce the volatility of the Fund’s net asset value relative to its benchmark, protect the value of Fund assets against periods of severe

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market stress (often referred to as “tail risk”), and increase the Fund’s return through systematic currency strategies. The Advisor may pursue these goals, in part, by employing an options overlay strategy, including, but not limited to, writing (selling) covered call options on a portion of the Fund’s stock holdings in an effort to enhance returns with premiums received in connection with its option writing activities. The Fund may use this premium income to purchase index put options below the current value of the applicable index to reduce the Fund’s exposure to market risk and volatility. The extent of option activity will depend upon market conditions and the Advisor’s assessment of the attractiveness of options positions on the Fund’s stock holdings. The Fund may at times write call options or buy put options on all of its stock holdings and may at other times, in certain market circumstances, have no outstanding options positions. The Fund may also write call options or put options on individual stocks. The Fund may sell the stock underlying a call option prior to purchasing back the call option (resulting in a “naked” call position).

The Fund also may engage in “tail risk” hedging using financial derivatives (including options, swaps, and swaptions, including short and/or long positions) that are expected to increase in value during periods of severe market stress (“tail events”), including periods that are characterized by:

•	a substantial decline in the equity market;
•	a substantial widening in credit spreads;
•	a substantial increase in market volatility;
•	a substantial increase in interest rates; and/or
•	a substantial increase in the volatility of the U.S. dollar against other major currencies.

The Fund may hold cash or invest the cash backing such derivative financial instruments in short-term investment grade instruments.

With respect to such hedging, the Fund will generally seek to maintain notional exposure coverage provided by the financial derivatives noted above within an initially targeted range represented by the Benchmark Portfolio (as defined below) depending upon, among other things, (i) the amount of assets in the Fund, (ii) the commercially available terms of the derivative instruments, (iii) general market conditions, (iv) the availability of counterparties, and (v) estimates of the fees and expenses of the Fund, as determined by the Fund in its sole discretion. The actual notional exposure of the Fund may vary and may be higher or lower than the target range. “Benchmark Portfolio” means the financial instruments and other investments providing exposure to a hypothetical notional investment portfolio comprised of the MSCI All Country World Index (a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets and consisting of 45 country indices comprising 24 developed and 21 emerging market country indices). The Benchmark Portfolio will be reevaluated on a regular basis.

In addition to the Fund’s primary options strategies described above, the Fund may invest in other derivative instruments to seek return, hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Permitted derivatives include forward or futures contracts; options on futures contracts; exchange-traded and over-the-counter options; put and call spreads; equity collars and equity swap agreements. The Fund may also engage in covered short sales on individual securities held or on an index or basket of securities whose constituents are held in whole or in part.

In constructing the Fund’s investment portfolio, the Advisor intends to consider federal tax implications when making investment decisions with respect to individual securities to seek to provide a tax advantage. When consistent with the Fund’s investment policies, the Advisor will buy and sell securities for the portfolio considering the goals of: (i) delaying and minimizing the realization of net

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capital gains (e.g., selling stocks with capital losses to offset gains, realized or anticipated); and (ii) maximizing the extent to which any realized net capital gains are long-term in nature (i.e., taxable at lower capital gains tax rates).

The Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are securities that the Fund cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund carries the securities. These securities include restricted securities and repurchase agreements maturing in more than seven days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Advisor.

During periods of adverse market or economic conditions, the Fund may temporarily invest a substantial portion of its assets in high quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, to preserve capital, the Fund would not be pursuing its stated investment objective with its usual investment strategies. The Fund may also hold these investments for liquidity purposes.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI and on the Fund’s website at www.            .com.

PRINCIPAL RISKS

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, political, and issuer-specific events will cause the value of securities in which the Fund invests and, therefore, the value of the Fund’s shares, to rise and fall. Market conditions may affect certain types of securities more than others. In addition, the common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company. Among these factors are adverse developments regarding the company’s business or management decisions, changes in the industry in which the company is engaged, and a reduction in the demand for a company’s products or services. Because the value of your investment in the Fund will fluctuate, you may lose money and there can be no assurance that the Fund will achieve its investment objective.

Value Investment Risk: Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Advisor’s assessment of a company’s value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to, at times, underperform funds that use other investment strategies.

Small Company Risk: In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price.

Foreign Securities and Currencies Risk: Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies. These risks may relate to

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fluctuations in foreign currency exchange rates, unreliable and untimely information about issuers, and political and economic instability. Foreign security prices are affected by political, social, economic, and other conditions that are unique to a particular country or region. These conditions may relate to the existence of less publicly available information, inferior regulatory oversight (for example, less demanding accounting, auditing, corporate governance, investor relations, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for comparable U.S. investments and, at times, it may be difficult to sell foreign securities at favorable prices. Currency risk results from changes in the rate of exchange between the currency of the country in which a foreign company is domiciled or keeps its books and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency itself in connection with its purchases and sales of foreign securities, changes in the exchange rate add to or subtract from the value of the investment in U.S. dollars. The Fund does not hedge foreign currency risk.

Emerging Markets Risk: Emerging markets involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions. In addition, frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Derivatives Risk: Derivatives are securities whose value is derived from that of other securities or indices. Derivatives typically allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. When the Fund uses derivatives, the Fund will be directly exposed to the risks of that derivative including liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the portfolio could lose more than the principal amount invested. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Options on Securities, Indices and Currencies: The Fund may engage in transactions in exchange traded and over-the-counter (“OTC”) options. There are several risks associated with transactions in options such as imperfect correlation, counterparty risk and an insufficient liquid secondary market for particular options. By buying a put option on a particular instrument, the Fund pays a premium for the right to sell the underlying instrument at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the instrument until the put option expires. The Fund may purchase put options. The purchaser of an index put option

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has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the put option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index put options cannot provide in advance for their potential settlement obligations by selling short the underlying securities. The Fund may lose the premium paid for purchased options. The Fund also has authority to write (i.e., sell) put options. The Fund will receive a premium for writing a put option, which may increase the Fund’s return. In writing a put option on a particular instrument, the Fund has the obligation to buy the underlying instrument at an agreed upon price if the price of such instrument decreases below the exercise price. In writing index put options, the Fund will be responsible, during the option’s life, for any decreases in the value of the index below the exercise price of the put option. When an index put option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index at contract termination. Thus, the exercise of put options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

A purchased call option on a particular instrument gives the Fund the right to buy, and obligates the seller to sell, the underlying instrument at the exercise price at any time during the option period. The purchaser of an index call option has the right to receive a cash payment equal to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund also is authorized to write (i.e., sell) call options on instruments in which it may invest and to enter into closing purchase transactions with respect to such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified instruments owned by the Fund at a specified future date and price set at the time of the contract. The Fund’s ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Fund enters into a closing purchase transaction. Uncovered calls have speculative characteristics and are riskier than covered calls because there is no underlying instrument held by the Fund that can act as a partial hedge. If the Fund does not own the instrument underlying a written call option, it may be required to generate cash to purchase the security to meet the requirements of the option. As the writer of index call options, the Fund will be responsible, during the option’s life, for any increases in the value of the index above the exercise price of the call option. When an index call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the index at contract termination over the exercise price of the option.

In a put option spread, the Fund writes out-of-the money index put options in combination with the purchase of index put options at a higher exercise price. This combination protects the Fund against a decline in the index price, but only to the stated exercise price of the index option written. The premium received for writing a put option on an index offsets, in part, the premium paid to purchase the index put option. Put option spreads are designed to protect against a decline in value of an index to the extent of the difference between a put option purchased and a put option sold on the index. Entering into put option spreads is typically less expensive than a strategy of only purchasing index put options and in a flat to upwardly moving market may benefit the Fund by reducing the cost of the downside protection, however, the downside protection is limited as compared to just owning an index put option. Accordingly, at times when the Fund owns a put option spread instead of just owning an index put option, the Fund’s risk of loss will be greater to the extent that the index’s loss exceeds the difference between the exercise price of the put option purchased and the put option written.

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Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities underlying the option or represented in the index underlying the option, changes in interests rates, changes in the actual or perceived volatility of the relevant index or market and the remaining time to the options’ expiration, as well as trading conditions in the options market.

Covered Calls and Equity Collars: While the Fund generally will write only covered call options, it may sell the instrument underlying a call option prior to entering into a closing purchase transaction on up to [5]% of the Fund’s net assets, provided that such sale will not occur more than three days prior to the option buy back. In an equity collar, the Fund simultaneously writes a call option and purchases a put option on the same instrument.

Futures Contracts: The Fund may engage in transactions in futures contracts and options on futures contracts. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures contracts involve substantial leverage risk. The Fund also is authorized to purchase or sell call and put options on futures contracts. The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. They are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forwards. As a result, available information may not be complete.

Equity Swaps: Equity swaps involve the exchange by the Fund with another party of their respective returns as calculated on a notional amount of an equity index (such as the S&P 500 Index), basket of equity securities, or individual equity security. The success of swap agreements is dependent on the investment adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Other risks include liquidity and counterparty risk.

Short Sales: A short sale typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the seller to the risk that it will be required to acquire securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss. When making a short sale, the Fund must segregate liquid assets equal to (or otherwise cover) its obligations under the short sale. The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale. cash collateral.

Illiquid Investments: Illiquid securities involve the risk that the securities will not be able to be sold at the time the Advisor desires or at prices approximating the value at which the Fund is carrying the securities. If, as a result of changes in the values of securities held by the Fund, the value of holdings by the Fund of illiquid securities exceeds 15% of the value of the Fund’s net assets, the Advisor will take appropriate actions to reduce the Fund’s holdings of illiquid securities to 15% of the value of the Fund’s

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net assets as soon as reasonably practicable, in a manner consistent with prudent management and the interests of the Fund.

MANAGEMENT OF THE FUND

Investment Advisor

Aspiriant LLC, located at 11100 Santa Monica Blvd., Suite 600, Los Angeles, CA 90025, serves as the investment advisor to the Fund. Aspiriant is owned by its key employees and has 30 equity partners. Aspiriant provides state-of-the-art, global investment solutions across every asset class, as well as unparalleled depth and sophistication in addressing the most complex aspects of wealth management.

The Advisor manages and supervises the investment of the Fund’s assets on a discretionary basis. The Advisor oversees the sub-advisors to the Fund to ensure their compliance with the investment strategies and policies of the Fund. The Advisor is entitled to an annual fee, calculated quarterly, of 1.07% of the Fund’s average daily net assets and pays the sub-advisors out of the advisory fee it receives from the Fund.

The Board of Trustees of the Trust (the “Board”) oversees the Advisor and the sub-advisors and establishes policies that the Advisor and sub-advisors must follow in their management activities. The Fund’s shareholder report dated             , 2012 will provide information regarding the basis for the Board’s approval of the Fund’s investment advisory and sub-advisory agreements.

The Advisor may recommend to the Board that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised. Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor, either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing.

Sub-Advisors

DFA serves as the sub-advisor for the equity portion of the Fund. Its principal address is Palisades West, 6300 Bee Cave Road, Building One, Austin, TX 78746. [Describe DFA’s experience as an investment adviser.]

PRA serves as the sub-advisor for the options overlay strategy of the Fund. Located at 274 Riverside Avenue, Westport, CT 06880, PRA is an affiliate of Parametric Portfolio Associates, LLC, which is a majority-owned affiliate of Eaton Vance Corp. PRA (or its predecessor) has specialized in option strategies since it was formed in 2003.

PIMCO serves as the sub-advisor for the tail risk hedging portion of the Fund. Its principal address is 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds.

Portfolio Managers

Jason Thomas, Ph.D., CFA, Chief Investment Officer of the Advisor or a predecessor firm since 2005, is responsible for directing the strategy and management of the Fund.

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Stephen A. Clark, Senior Portfolio Manager and Vice President of DFA, is responsible for the day-to-day management of the equity portion of the Fund. He has been a portfolio manager with DFA since 2001.

Kenneth Everding and Jonathan Orseck are the PRA portfolio managers responsible for the implementation of the options overlay strategies utilized in managing the Fund. Mr. Everding has been a Managing Director of PRA (or its predecessor) since 2005. Mr. Orseck has been a Managing Director of PRA (or its predecessor) since 2006.

            is a PIMCO portfolio manager and is responsible for implementation of the tail risk hedging portion of the Fund. He has been a portfolio manager since         . [Insert business experience for past 5 years.]

VALUING SHARES

The net asset value (“NAV”) of the Fund’s shares is determined once daily as of the close of regular trading of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time), on each day the NYSE is open for business. The Fund calculates its NAV per share by dividing the value of its net assets (i.e., the value of its assets less its liabilities) by the total number of shares outstanding. The Fund’s investments are valued at their market value or, if market quotations are not readily available, at their fair value as determined in accordance with procedures adopted by the Board. Securities of the Fund traded on foreign stock exchanges are generally valued based upon the closing prices for those securities on the principal exchanges where the securities are traded, subject to possible adjustment as described below. The value of non-dollar-denominated portfolio securities held by the Fund are determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values, based on exchange rates supplied by a quotation service.

If market quotations for a security are not readily available or if the Advisor believes that market quotations do not accurately reflect fair value of a security, that security will be valued at its fair value as determined in good faith by the Advisor or through the use of a pricing service under procedures established and periodically reviewed by and under the ultimate supervision of the Board. A fair value determination may be required if, for example, (1) only a bid price or an asked price is available, (2) the spread between bid and asked prices is substantial, (3) there is a suspension or limitation of trading, or (4) events or actions affecting the market prices of portfolio securities occur after the close of the relevant market. Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may be affected by the method used for determining value. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in making fair value determinations and the various factors considered in determining fair value, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it is purchased or sold.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. In addition, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. In these situations, the value of the Fund’s holdings may change on days when shareholders are not able to purchase or redeem the Fund’s shares. The Board has authorized the Fund to retain a pricing service to determine the value of its portfolio securities, including the determination of the fair value of securities in situations when the value of such securities has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger

12

announcement), or U.S. market-specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price; relevant general and sector indices; currency fluctuations; trading in depository receipts and futures, if applicable; and research valuations by its staff, in determining what it believes is the fair value of the securities. To the extent that the Fund has significant holdings of foreign securities, fair valuation may be used by the Fund more frequently than is the case for other mutual funds.

PURCHASING SHARES

Advisor Shares of the Fund are available to investment management clients of the Advisor through its master account. You may purchase Investor Shares of the Fund directly from the Fund by contacting the Fund’s transfer agent or from financial intermediaries that make shares of the Fund available to their customers. You may purchase the Fund’s shares at the NAV per share next computed after receipt of your purchase order in proper form by the Fund’s transfer agent or a financial intermediary. An order is in proper form if it is complete and contains all required information.

The minimum initial investment in Investor Shares of the Fund is $5,000. There is no minimum initial investment for Advisor Shares and there is no minimum subsequent investment amount for either class of shares. The Fund may waive any minimum investment requirements in special circumstances and may modify or add a requirement at any time. The Fund reserves the right to reject any purchase order and may suspend the sale of shares at any time.

Shares of the Fund have not been registered for sale outside the U.S. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

To comply with the USA PATRIOT Act of 2001 and the Fund’s Anti-Money-Laundering Program, you are required to provide certain information to the Fund when you purchase shares. You must supply your full name, date of birth, Social Security number, and permanent street address (and not a post office box) on your account application. You may, however, use a post office box as your mailing address. Please call 1-                     if you need additional assistance when completing your account application. If we cannot obtain reasonable proof of your identity, the account may be rejected and you will not be allowed to purchase additional shares for your account until the necessary information is received. The Fund reserves the right to close any account after shares are purchased if clarifying information or documentation is requested but is not received.

Purchase by Internet

You may purchase shares of the Fund by completing and submitting an electronic account application at the Fund’s website, www.            .com, and funding your purchase through an electronic Automated Clearing House (“ACH”) transfer of money to the Fund from your checking or savings account. For more information on this service, and the required forms, please go to www.            .com or call 1-                    . As with any transactions you effect on the Internet, there are various risks, including the risk that your instructions may be lost, delayed, or inaccurately transmitted, and the risk that your personal information may be intercepted and improperly used by an unauthorized third party.

ACH Purchases

Even if you do not open your account online, you may purchase additional shares of the Fund through an ACH transfer of money from your checking or savings account. The ACH service will

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automatically debit your pre-designated bank account for the desired amount. Shares purchased using an ACH transfer will be issued at the NAV per share next computed after your order is received. For more information on this service, and required forms, please go to the Fund’s website, www.            .com, or call 1-                    . When you pay for shares using an ACH transfer (including any purchase you make on the Internet), the proceeds of a redemption of those shares may be delayed until the ACH transfer has been converted to federal funds, a process that may take up to eight days.

Purchase by Mail

You may also purchase shares by sending a check made payable to the Fund together with a completed account application in the case of an initial investment, to:

Regular Mail

Express/Overnight Mail

Subsequent investments made by check should be accompanied with the investment form (which will be enclosed with the confirmations and statements sent by the Fund and is also available on the Fund’s website, www.            .com, or from the transfer agent).

The Fund does not accept payment in cash or money orders. The Fund also does not accept third-party checks, Treasury checks, cashier’s checks, official checks, teller’s checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, post-dated online bill-pay checks, or any conditional order or payment. In addition, undated checks, unsigned checks, and checks dated six months or more before their receipt by the transfer agent will be rejected. Checks for the purchase of shares must be made payable to the Fund and be drawn on a bank located within the U.S. and payable in U.S. dollars. Always write your Fund account number on the check.

Payments for redemptions of shares recently purchased by check (but not the date as of which the redemption price is determined) may be delayed to assure that the purchase check clears, which may take up to eight days from when your check is received. In such cases, redemption proceeds will be sent when purchase checks clear. This delay can be avoided if shares are purchased by wire and does not apply if there are sufficient other shares in your account to satisfy the requested redemption. The transfer agent will charge you a $25 fee for any returned check.

Purchase by Wire

You may purchase shares for initial investment or for subsequent investments by wiring federal funds. Please call the transfer agent at 1-                     for wire transfer instructions.

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For Initial Investment by Wire

If you are making your first investment in the Fund, before you wire funds, the transfer agent must have received your completed account application. You can mail or overnight-deliver your account application to the transfer agent. Upon receipt of your account application, the transfer agent will establish an account for you. The wire from your bank must include the name of the Fund and your name and account number so that your wire can be correctly applied.

For Subsequent Investments by Wire

Before sending your wire, please call the transfer agent at 1-888-863-8803 to ensure prompt and accurate credit upon receipt of your wire. Wired funds must be received before the close of the NYSE, normally 4:00 p.m. Eastern time, to be eligible for same-day pricing. The Fund and its agents are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or for incomplete wire instructions or errors in those instructions.

Purchase Through an Authorized Securities Dealer or Mutual Fund Marketplace

You may purchase shares of the Fund through any securities dealer or mutual fund marketplace that has been authorized by the Fund to make shares available. Authorized securities dealers may be authorized by the Fund to designate other intermediaries to receive purchase and redemption orders. An order to purchase shares is deemed received by the Fund when the authorized securities dealer (or, if applicable, its authorized designee) receives the order in such form as meets requirements established by the particular securities dealer or mutual fund marketplace, and shares will be issued at the NAV per share next determined after receipt of your order.

Your securities dealer, a mutual fund marketplace, or another financial organization may establish policies that differ from those of the Fund. For example, the organization may impose higher minimum investment requirements than are imposed by the Fund or may charge you a transaction fee or other fees, which may not be imposed by the Fund, in connection with purchases and redemptions of Fund shares.

Canceled or Failed Payments

The Fund accepts checks and ACH transfers for the purchase of shares at full value, subject to collection. If you pay for shares with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any resulting losses or expenses incurred by the Fund or the transfer agent and the Fund may redeem shares you own in the account to effect reimbursement. The Fund and its agents have the right to reject or cancel any purchase order because of nonpayment.

Frequent Trading Policy

The Fund is intended to serve as an investment vehicle for long-term investors. Frequent trading or market timing, which the Fund generally defines as redeeming shares within 60 days of their purchase, can disrupt the Fund’s investment program and create additional transaction costs that all remaining shareholders bear. Therefore, the Fund believes that it is not in its shareholders’ interests to accommodate frequent trading and it has adopted policies and procedures designed to deter this practice. For Investor Shares, the Board has approved the imposition of a 2.00% redemption fee on shares that are redeemed within 60 days of purchasing such shares, with certain exceptions described below. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading.

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In addition, the Fund may reject any purchase order that it regards as disruptive to efficient portfolio management. The Fund relies primarily on the imposition of a redemption fee to deter market timers with respect to its Investor Shares. Although imposition of this fee is intended to discourage abusive trading practices in shares of the Fund, there can be no assurance that such activity will not occur. Investors whom the Fund identifies as engaging in abusive trading practices will be notified of the Fund’s adverse view of market timing and the Fund may terminate these relationships. In making such judgments, the Fund seeks to act in a manner it believes to be consistent with shareholders’ best interests. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

It is important to recognize that, because of the complexity involved in identifying abusive trading activity and the volume of shareholder transactions, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. The Fund has entered into agreements with financial intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transactions in shares of the Fund. The Fund relies on financial intermediaries (other than the transfer agent) and information provided by financial intermediaries to monitor trades of shareholders whose shares are held in group or omnibus accounts by the financial intermediaries. The Fund will generally rely on the financial intermediaries to impose a redemption fee where applicable and to prohibit or bring to the attention of the Trust transactions that may be abusive. The Fund reserves the right to reject any order placed from an omnibus account, and if it deems it appropriate because of a financial intermediary’s failure to comply with its responsibilities, the Fund may terminate the right of the financial intermediary to maintain an omnibus account.

REDEEMING SHARES

You may redeem shares of the Fund at any time. As described below, redemption requests may be made by mail or telephone through the transfer agent or may be made through an authorized financial intermediary or mutual fund marketplace. Your shares will be redeemed at their current NAV per share next computed after receipt of your redemption request in proper form. The value of the shares redeemed may be more or less than their original cost, depending on changes in the Fund’s NAV per share.

For Investor Shares, a redemption fee of 2.00% of the then-current value of the shares redeemed is imposed on redemptions of shares made within 60 days of purchase (i.e., the redemption is effective on or before the 60th day following the date of purchase), subject to certain exceptions. The fee does not apply to the redemption of shares that were purchased by reinvesting dividends or other distributions. It also does not apply to redemptions for which the shareholder or the shareholder’s agent notifies the transfer agent that the redemption is being made to make required distributions from an Individual Retirement Account (an “IRA”) (or other tax-deferred retirement account) or to redemptions following the death or disability of a shareholder. For purposes of determining whether the redemption fee applies, shares held for the longest time will be deemed to have been redeemed first.

The Fund normally makes payment for all shares redeemed as soon as practicable, generally within two business days but no later than seven days after receipt by the transfer agent of a redemption request in proper form. If you purchase shares by check or ACH and submit shortly thereafter a redemption request, the redemption proceeds will not be transmitted to you until your purchase check or ACH transfer has cleared. This process may take up to eight days. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether federal income taxes or any applicable state taxes should be withheld. If not, this type of redemption can be subject to federal income tax withholding and, possibly, state taxes. The Fund may suspend the right of redemption or postpone payment of redemption proceeds under unusual circumstances, as permitted by the Investment Company Act of 1940 Act (“1940 Act”) or by the SEC.

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The Fund generally pays redemption proceeds in cash, however, under certain circumstances (e.g., when making a charitable contribution), the Fund may pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). If your shares are redeemed in kind, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Shares of the Fund may be redeemed by using one of the procedures described below. For additional information regarding redemption procedures, you may go to the Fund’s website, www.            .com, or call 1-                    , or contact your securities dealer.

You may redeem shares by mailing a written request to:

Regular Mail

Express/Overnight Mail

The proceeds of a written redemption request are normally paid by check made payable to the shareholders. You may request that redemption proceeds of $1,000 or more be wired to your account at any member bank of the Federal Reserve System if you have previously designated that account as one to which redemption proceeds may be wired. See “Telephone Redemption Requests.” A $12 fee will be deducted from your account if payment is made by federal funds wire transfer. This fee is subject to change. Depending on how quickly you wish to receive payment, you can request that payment be made by ACH transfer, without charges, if you have established this redemption option.

Signature Guarantees

The transfer agent has adopted standards and procedures pursuant to which signature guarantees in proper form are generally accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. A signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership changes on your account.
•	When redemption proceeds are sent to any person, address, or bank account not on record.
•	When establishing or modifying certain services on an account.
•	If the transfer agent received a change of address within the past 15 days.
•	For all redemptions in excess of $50,000 from any shareholder account.

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The transfer agent may also require a signature guarantee in other instances it deems appropriate. If you have any questions about signature guarantees, please call 1-                    .

Telephone Redemption Requests

You may redeem shares by telephone request if you have elected to have this option. To arrange for telephone redemptions after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, please call 1-                     to obtain the forms. The request must be signed by each account owner and may require a signature guarantee. You may place a telephone redemption request of up to $50,000 by calling 1-                    . You may choose to have the redemption paid by check sent to your address of record, or by federal funds wire transfer (minimum amount of $1,000) or electronic ACH funds transfer to your pre-designated bank account. A $12 fee will be deducted from your account if payment is made by federal funds wire transfer. This fee is subject to change. There is no charge for proceeds sent by ACH transfer; however, you may not receive credit for transferred funds for two to three days.

By selecting the telephone redemption option, you authorize the transfer agent to act on telephone instructions reasonably believed to be genuine. The transfer agent employs reasonable procedures, such as requiring a form of personal identification, to confirm that telephone redemption instructions are genuine. Neither the Fund nor the transfer agent will be liable for any losses resulting from unauthorized or fraudulent instructions if these procedures are followed. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the number of requests within a specified period. Once a telephone transaction has been placed, it cannot be canceled or modified.

Redemptions Through an Authorized Securities Dealer or Mutual Fund Marketplace

If you hold shares through a securities dealer or mutual fund marketplace, you may place your redemption request through that organization. Shares will be redeemed at the NAV per share next computed after your request is received. Please keep in mind that an authorized securities dealer (or its designee) may charge you a transaction fee or other fees for processing a redemption of Fund shares.

Redemptions Using the Internet

If you have elected to have the ability to purchase shares using the Internet, you may redeem shares in the same manner, except that this redemption option is not available for retirement plan accounts. If you choose not to have the ability to redeem shares by telephone, you will also be unable to redeem shares using the Internet. Although the systems used by the transfer agent include appropriate security measures intended to prevent unauthorized transactions, as with any transactions you effect on the Internet, there are various risks associated with the use of the Internet to redeem shares of the Fund, including the risk that your instructions may be lost, delayed, or inaccurately transmitted and the risk that your personal information may be intercepted and improperly used by an unauthorized third party.

Redemption of Small Accounts

To reduce Fund expenses, the Fund reserves the right to redeem at their option, upon not less than 30 days written notice, the account of any shareholder that has a value of less than $2,000 in the Fund as a result of one or more redemptions, if the shareholder does not purchase additional shares to increase the account value to at least $2,000 in the Fund during the notice period.

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DISTRIBUTION OF FUND SHARES

Investor Shares of the Fund has in effect a plan under Rule 12b-1 under the 1940 Act that allows that share class of the Fund to pay for the sale and distribution of shares in an annual amount equal to 0.20% of average daily net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares, or (2) receive all distributions in cash. Additionally, the Fund reports details of distribution related transactions on quarterly account statements.

TAX INFORMATION

The Fund intends to qualify as a regulated investment company for federal tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts.

The Fund’s dividends and capital gains distributions are taxable to most investors (unless your investment is an unleveraged investment made in an IRA or other tax-advantaged account). The tax status of any dividend or distribution is the same regardless of how long you have been an investor in the Fund and whether you reinvest your dividends and distributions or take them as cash. In general, dividends paid from the Fund’s net investment income (which would include short-term capital gains) are taxable as ordinary income, except to the extent of certain qualified dividends, which are currently taxable to individuals at long-term capital gains rates. Distributions of long-term capital gains and certain qualified dividends generally are taxable to individuals at the (federal) rate of 0% if you are in the 10% or 15% tax bracket, or 15% if you are in the 25% tax bracket or above. Other rates are scheduled to go into effect after 2012. In addition, any sale of Fund shares will generate a tax liability if you realize a gain on the sale.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

If you have a taxable account, each year you will be sent information regarding the tax status of any dividends and other distributions you receive from the Fund.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a Social Security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

The above discussion provides very general information only and tax laws are subject to change. You should always consult your tax professional about federal, state and local tax consequences associated with your investment in the Fund.

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FOR MORE INFORMATION

For more information about the Fund, the following documents are available free upon request:

Statement of Additional Information

The SAI provides additional information about the Fund. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recently completed fiscal year.

TO OBTAIN INFORMATION

To obtain a free copy of the SAI, semi-annual or annual reports, when available, or if you have questions about the Fund:

By Internet

Go to www.            .com.

By Telephone

Call 1-                    .

By Mail

From the SEC

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov or writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number 811-

20

SUBJECT TO COMPLETION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT

COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE

REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE

COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN

OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE

SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

STATEMENT OF ADDITIONAL INFORMATION

            , 2012

Aspiriant Risk Managed Global Equity Fund

A series of Aspiriant Global Equity Trust

Advisor Shares (Ticker             )

Investor Shares (Ticker             )

Aspiriant Risk Managed Global Equity Fund (the “Fund”) is a diversified series of Aspiriant Global Equity Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on             , 201  , as a statutory trust under the laws of the State of Delaware. Apiriant LLC (the “Advisor”) serves as the investment advisor to the Fund. Dimensional Fund Advisors LP (“DFA”) serves as the sub-advisor for the equity portion of the Fund. Parametric Risk Advisors (“PRA”) serves as the sub-advisor for the options overlay strategy of the Fund. Pacific Investment Management Company (“PIMCO”) serves as the sub-advisor for the tail risk hedging portion of the Fund.

Information about the Fund is set forth in the prospectus dated             , 201   (the “Prospectus”) and provides the basic information you should know before investing. To obtain a copy of the Prospectus, please call 1-                     or write to                                         . This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund and the Trust and it should be read in conjunction with the Prospectus.

INVESTMENT POLICIES AND PRACTICES

The sections below describe the different types of investments that may be made by the Fund as a part of its non-principal investment strategies practices. The principal investment strategies and associated risks of the Fund are described in the Prospectus.

Types of Equity Securities

In addition to common stock, the equity securities that the Fund may purchase include preferred and convertible preferred stocks, and securities having equity characteristics, such as rights, warrants, and convertible debt securities. Preferred stocks represent equity ownership interests in a corporation and participate in the corporation’s earnings through dividends that the corporation may declare. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if previous stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend, in certain cases. The rights of preferred stocks are generally subordinate to rights associated with a corporation’s debt securities.

Convertible Securities

The Fund may purchase convertible securities. These securities include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

Convertible securities have an “investment value,” which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes are based on prevailing interest rates and other factors. They also have a “conversion value,” which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value because of the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security’s price, when price is influenced primarily by its conversion value, will generally yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered, because prices change, and, as a result, the ability to achieve capital appreciation through conversion may never occur.

Exchange-Traded Funds and Other Similar Instruments

The Fund may purchase shares of exchange-traded funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) (“ETFs”) and shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”). Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a

“basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at NAV in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly based portfolio of stocks, including risks that the general level of stock prices may decline and thereby adversely affect the value of each unit of the Traded Fund. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Advisor will consider the expenses associated with an investment in determining whether to invest in a Traded Fund.

Special Corporate Situation Investments

The Fund may invest a portion of its total assets in securities of companies that may be involved in special corporate situations, the occurrence of which would favorably affect the values of the companies’ equity securities. Such situations could include, among other developments, a change in management or management policies; the acquisition of a significant equity position in the company by an investor or investor group; a merger, a reorganization, or the sale of a division; the spinoff of a subsidiary, division, or other substantial assets; or a third-party or issuer tender offer. The primary risk of this type of investing is that if the contemplated event does not occur or if a proposed transaction is abandoned, revised, or delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price the Fund paid.

In general, securities that are the subject of a special corporate situation sell at a premium to their market prices immediately following the announcement of the situation. However, the increased market price of these securities may nonetheless represent a discount from what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the following occur: (1) the discount significantly overstates the risk of the contingencies involved; (2) the discount significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or (3) the discount fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Advisor, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror, as well as the dynamics of the business climate when the offer or proposal is in progress.

The Fund’s special corporate situation investments may tend to increase its portfolio turnover ratio and thereby increase brokerage commissions and other transaction expenses. However, the Advisor attempts to select investments of the type described that, in its view, also have a reasonable prospect of significant capital appreciation over the long term.

Types of Fixed-Income Securities

The Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed-income securities purchased by the Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. A description of the ratings used by S&P and Moody’s is set forth in Appendix A to this SAI. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of the Fund. Subsequent to the purchase of a fixed-income security by the Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by the Fund would not require the Fund to sell the security.

Zero-Coupon Securities

Fixed-income securities purchased by the Fund may include zero-coupon securities. These securities do not pay any interest until maturity, and for this reason, zero-coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than would ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero-coupon security to accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment that year.

Variable- and Floating-Rate Securities

Fixed-income securities purchased by the Fund may also include variable- and floating-rate securities. The interest rates payable on these securities are adjusted either at predesignated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Fund may demand prepayment of the principal amount before the stated maturity (a “demand feature”) and the right of an issuer to prepay the principal amount before maturity. One benefit of variable- and floating-rate securities is that because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. One benefit of a demand feature is enhanced liquidity.

Non-Investment-Grade Debt Securities

The Fund may invest in both investment-grade and non-investment-grade debt securities (including high-yield bonds). Non-investment-grade debt securities (typically called “junk bonds”) are securities considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Companies that issue these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities, because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as is the secondary market for higher-grade securities. The lack of a liquid secondary market may have an adverse impact on market price and yield, as well as on the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its NAV. Adverse publicity and investor perceptions may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation, because of a lack of reliable, objective data.

These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Advisor will review the credit and other characteristics pertinent to such new issues.

Securities of Other Investment Companies

The Fund may invest in securities of other investment companies, including ETF shares and shares of money market funds. The Fund’s investment in these securities (other than shares of money market funds and of certain ETFs) may be subject to certain limitations imposed by the 1940 Act — generally, a prohibition on acquiring more than 3 percent of the outstanding voting stock of another investment company. Investment companies such as ETFs and money market funds pay investment advisory and other fees and incur various expenses in connection with their operations. When the Fund invests in another investment company, shareholders of the Fund will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Fund.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, and mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent on management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity-level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code that could affect their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, and as a result, the value of such investments will fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for the Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent.

Master Limited Partnerships

Master limited partnerships (“MLPs”) are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for U.S. federal tax purposes. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP’s income, gain, loss, deductions, and other tax items pass through to common unitholders. If tax were to be required to be paid by the MLP at the entity level, the value of the MLP interests held by the Fund would be expected to decrease.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“MQD”). Common and general partner interests also accrue arrearages in distributions to the extent that the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD. However, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that causes distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier at which it receives 50% of every incremental dollar paid to common and subordinated unitholders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures, and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Repurchase Agreements

The Fund may enter into repurchase agreements involving the types of securities eligible for purchase by the Fund. However, there is no limitation on the maturity of the securities underlying the repurchase agreements. The Fund may use repurchase agreements in lieu of purchasing money market instruments.

Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of U.S. Government Securities or other securities from a selling financial institution such as a bank, savings and loan association, or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

Repurchase agreements involve certain risks not associated with direct investments in debt securities. If the seller under a repurchase agreement becomes insolvent, the Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

The Fund has adopted procedures designed to minimize the risks of loss from repurchase agreement transactions. These procedures include a requirement that the Advisor effect repurchase transactions only with large, well-capitalized U.S. financial institutions that the Advisor approves as creditworthy based on periodic review under guidelines established and monitored by the Board. In addition, the value of the collateral underlying the repurchase agreement, which the Trust’s custodian will hold on behalf of the Fund, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Lending Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the

Fund continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

A loan may be terminated by the borrower on one business day’s notice, or by the Trust on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Trust may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. However, loans of securities will be made only to companies the Board deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund. Securities lending also may have certain potential adverse tax consequences.

When voting or consent rights that accompany loaned securities pass to the borrower, the Trust will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities. The Fund may lend foreign securities consistent with the foregoing requirements.

Temporary Investments

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, the Fund would not be pursuing its stated investment objective with its usual investment strategies. The Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Advisor. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less) and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Fund, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Fund.

INVESTMENT RESTRICTIONS

The Fund has adopted various restrictions on its investment activities, certain of which are fundamental policies and cannot be changed without approval by the holders of a majority of the Fund’s outstanding voting shares, as defined by the 1940 Act. Such a majority means the affirmative vote of the lesser of the holders of (1) 67% or more of the shares of the Fund present at a meeting of shareholders, if the holders of at least 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund. Under its fundamental policies, the Fund may not:

1.

With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations do not apply to investments in U.S. Government Securities and securities of other investment companies.

2.

Invest more than 25% of the value of its total assets in the securities of issuers engaged in any single industry or group of industries, provided that this does not apply to U.S. Government Securities.

3.

Purchase or sell commodities, except that the Fund may purchase and sell (i) securities issued by companies that own or invest in commodities or commodities contracts and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4.

Purchase or sell real estate or interests therein, or purchase oil, gas, or other mineral leases, rights or royalty contracts or development programs, except that the Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

5.

Issue senior securities as defined by the 1940 Act or borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

7.

Make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets.

The Fund has adopted the following additional investment restrictions, which are not fundamental and that the Board may change without shareholder approval. Under these restrictions, the Fund may not:

1.

Pursuant to Rule 35d-1 under the 1940 Act, change its investment policy of investing at least 80% of its net assets in a particular type or category of securities suggested by its name without providing 60 days prior notice to shareholders.

2.	Purchase securities that are illiquid, including repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the value of the Fund’s net assets would be so invested.

Except with respect to borrowing, all percentage limitations on the Fund’s investment practices set forth in this SAI and in the Prospectus apply at the time of an investment or a transaction, and a subsequent change in percentage resulting from a change in value of the investment or the total value of the Fund’s assets will not constitute a violation of such restriction.

With respect to borrowing, the 1940 Act permits a fund to borrow from any bank (including pledging, mortgaging, or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements, and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

MANAGEMENT OF THE FUND

Board Responsibilities

The Board has the overall responsibility for monitoring the operations of the Trust and the Fund. The officers of the Trust are responsible for managing the day-to-day operations of the Trust and the Fund. The Board has approved contracts under which certain companies provide essential management services to the Trust. The Board has the responsibility for supervising the services provided by those companies.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Advisor, sub-advisors, principal underwriter, administrator, and transfer agent. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks – that is, events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify those possible events or circumstances, to lessen the probability of their occurrence, and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (for example, the Advisor and sub-advisors are responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board and the Advisor have emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies, and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund’s Advisor and sub-advisors provide the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Advisor, sub-advisors, and other service providers, such as the Fund’s independent accountants, make periodic reports to the Board with respect to various aspects of risk management. The Board oversees efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Advisor and the sub-advisors and receives information about those services at its regular meetings. In addition, on an annual basis after the initial two-year term, the Board considers whether to renew the investment advisory and sub-advisory agreements and the Board meets with the Advisor and sub-advisors to review such services. Among other things, the Board regularly considers the Advisor’s and sub-advisors’ adherence to the Fund’s investment restrictions and compliance with various policies and procedures of the Fund and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, portfolio holdings schedules and reports on the use of specific types of securities in managing the Fund.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of certain service providers. The report addresses (i) the operation of the policies and procedures of the Trust and each service provider since the date of the last report, (ii) any material changes to the policies and procedures since the date of the last report, (iii) any recommendations for material changes to the policies and procedures, and (iv) any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Valuation Committee reports to the Board concerning investments for which market quotations are not readily available, if any. Annually, the independent registered public accounting firm reviews with the Board’s Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From its review of these reports and discussions with the Trust’s Chief Compliance Officer, Advisor, sub-advisors, independent registered public accounting firm, and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s Advisor and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, available resources, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members and Structure of the Board

There are      members of the Board of Trustees,      of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”).              serves as Chairman of the Board. The Board of Trustees has one standing committee, the Audit Committee, which is responsible for advising the Board with respect to accounting, auditing, and financial matters affecting the Trust. The Audit Committee is chaired by an Independent Trustee and composed entirely of Independent Trustees. In addition, the Board oversees the Trust’s Valuation Committee, whose actions are reported to the Board at least quarterly and more frequently, if appropriate.

The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust including, among other things, the fact that the Independent Trustees

constitute     % of the Board, the anticipated amount of assets under management in the Trust, the number of funds and share classes overseen by the Board, the Trust’s policies and procedures as well as those of its service providers, and the experience and qualifications of its members. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Set forth below are the names, ages, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer of the Trust. The business address of each Trustee and officer is 11100 Santa Monica Blvd, Suite 600, Los Angeles, CA 90025.

Independent Trustees
Name, Address, and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees and Officers
Name, Address, and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Trust provided by management, to identify and request other information deemed relevant to the performance of duties as a trustee, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise business judgment in a manner that serves the best interests of the Trust’s shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

[The Board has concluded that                      should serve as Trustee because of                                                                      .]

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust.

Compensation

Each Independent Trustee is paid                                         .

CODE OF ETHICS

The Trust, Advisor, sub-advisors, and principal underwriter have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. Each Code of Ethics permits such individuals to purchase and sell securities, including securities that are purchased, sold, or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

INVESTMENT ADVISORY AGREEMENT

The Advisor is owned by its key employees and has 30 equity partners. [Add information regarding any control persons.]

The Advisor provides investment advisory services to the Fund pursuant to the terms of an investment advisory agreement between the Advisor and the Trust. The agreement has an initial two-year term and may be continued in effect from year to year thereafter with the approval of (1) the Board or (2) vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act), provided that in either event the continuance must also be approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder. For the services provided by the Advisor, the Advisor is entitled to a fee that is computed and paid quarterly at an annual rate of 1.07% of the Fund’s average daily net assets. The Advisor pays the sub-advisors out of the fee it receives from the Fund.

INVESTMENT SUB-ADVISORY AGREEMENTS

[Add information regarding ownership and control persons of DFA, PRA, and PIMCO.]

Each sub-advisor provides investment sub-advisory services to the Fund pursuant to the terms of an investment sub-advisory agreement between the Advisor and the respective sub-advisor. Each agreement has an initial two-year term and may be continued in effect from year to year thereafter with the approval of (1) the Board or (2) vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act), provided that in either event the continuance must also be approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. Each agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder. In consideration of the services provided by the Advisor, the Advisor is entitled to a fee that is calculated and paid quarterly at an annual rate of 1.07% of the Fund’s average daily net assets. The Advisor pays the sub-advisors out of the fee it receives from the Fund.

For the services provided pursuant to its sub-advisory agreement, DFA is entitled to a fee from the Advisor at an annual rate of 0.45% of the Fund’s average daily net assets that it manages; PRA is entitled to a fee from the Advisor at an annual rate of 0.40% of the Fund’s average daily net assets that it manages; and PIMCO is entitled to a fee from the Advisor at an annual rate of 0.22% of the Fund’s average daily net assets that it manages, each calculated and paid quarterly.

PORTFOLIO MANAGERS

The following table provides information about other accounts managed by the Fund’s portfolio managers as of             , 2012.

Portfolio Manager	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets (in Millions)	Number	Assets (in Millions)
Jason Thomas
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Stephen A. Clark
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Kenneth Everding
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Jonathan Orseck
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Portfolio Manager Compensation

[Describe the structure and method used to determine compensation of each portfolio manager.]

Material Conflicts of Interest

[Describe any material conflicts of interest that may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts he manages.]

[The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Advisor and the sub-advisors each have established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. The Advisor’s trade allocation policy is to aggregate client transactions, including the Fund’s, where possible when it is believed that such aggregation may facilitate the Advisor’s duty of best execution. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client’s participation in the transaction. The Advisor generally allocates securities among client accounts according to each account’s pre-determined participation in the transaction. The Advisor’s policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s). The Advisor prohibits late trading, frequent trading and/or market timing in the Fund and monitors trades daily to ensure this policy is not violated.]

PRINCIPAL UNDERWRITER AND OTHER SERVICE PROVIDERS

Principal Underwriter

                    , located at                                     , serves as the Trust’s principal underwriter. Shares of the Fund are distributed on a continuous basis at their current NAV per share, without imposition of any front-end or contingent deferred sales charge, by the principal underwriter.

Transfer Agent

                     , located at                                         , serves as the Trust’s transfer agent and dividend disbursing agent. Shareholders of the Trust may contact the transfer agent with any questions regarding their transactions in shares of the Trust and account balances.

Independent Registered Public Accounting Firm

                    , located at                                         , is the independent registered public accounting firm of the Trust and is responsible for conducting the annual audit of the financial statements of the Trust. The selection of the independent registered public accounting firm is approved annually by the Board.

Custodian

                    , located at                                         , serves as custodian of the Trust’s assets and is responsible for maintaining custody of the Fund’s cash and investments and retaining subcustodians, including in connection with the custody of foreign securities. Cash held by the custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits.

Administrator

                     , located at                                         , serves as the Trust’s administrator and provides various administrative and accounting services necessary for the operations of the Trust including facilitating general fund management; monitoring fund compliance with federal and state regulations; supervising the maintenance of the fund’s general ledger, the preparation of the fund’s financial statements, the determination of NAV, the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Trust pays the administrator an annual fee of     % calculated based on the Fund’s average net assets.

Legal Counsel

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, Washington, DC 20004, serves as counsel to the Trust.

[PURCHASE, REDEMPTION AND PRICING OF SHARES]

[Describe any purchase and redemption requirements or procedures that are not included in the prospectus.]

Determination of Net Asset Value

NAV is determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) each day the NYSE is open, except that no computation need be made on a day on which no orders to purchase or redeem shares have been received. The NYSE currently observes the following holidays: New Year’s Day, Martin Luther King Jr. Day (third Monday in January), Presidents Day (third Monday in February), Good Friday (Friday before Easter), Memorial Day (last Monday in May), Independence Day, Labor Day (first Monday in September), Thanksgiving Day (fourth Thursday in November), and Christmas Day.

NAV per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less its liabilities) by the total number of the Fund’s shares outstanding. In computing NAV, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the OTC market are valued on the basis of the last sales price as reported by NASDAQ®. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ®. Stock options and stock index options traded on national securities exchanges or on NASDAQ® are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board. Debt securities that mature in less than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days. A pricing service may be used to determine the fair value of securities held by the Fund. Any such service might value the investments based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data-processing techniques, a matrix system, or both to determine valuation. The Board will review and monitor the methods such services use to assure itself that securities are valued at their fair values.

The values of securities held by the Fund and other assets used in computing NAV are determined as of the time at which trading in such securities is completed each day. That time, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

PORTFOLIO HOLDINGS INFORMATION

[The Trust has adopted a written policy relating to disclosure of its portfolio holdings and governing the circumstances under which disclosure may be made to shareholders and third parties of information regarding the portfolio investments the Fund holds. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (in the annual and semi-annual report to shareholders and in the quarterly holdings report on Form N-Q). These reports are available, free of charge, on the SEC’s website at www.sec.gov. Except for these reports, or as otherwise specifically permitted by the Trust’s policy, information regarding the Fund’s portfolio holdings may not be provided to any person.

Information regarding the Fund’s portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust (the “CCO”). In connection with any such arrangement, the recipient of the information must agree to maintain the confidentiality of the information and to use the information only to facilitate its rating or ranking of the Fund. The Trust’s policy does not prohibit (1) disclosure of information to the service providers to the Trust (including its advisor, sub-advisors, administrator, distributor, custodian, legal counsel, and auditors) or to brokers and dealers through which portfolio securities are purchased and sold (but only with respect to information relating to the particular securities being purchased or sold), or (2) disclosure that is made on the same basis to all shareholders of the Fund regarding holdings of, or transactions in, portfolio securities. The CCO is authorized to approve other arrangements under which information relating to portfolio securities held by, or purchased or sold by, the Fund is disclosed to shareholders or third parties, subject to a requirement that the CCO concludes (based upon various factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and the Fund and is unlikely to affect adversely the Trust or the Fund. Any such arrangements approved by the CCO are required to be reported to the Board. The Trust believes that the standards applicable to approval of these arrangements should help assure that any disclosure of information is in the best interests of the Fund and its shareholders and that disclosure is not made under circumstances in which the Advisor or an affiliated person of the Trust stands to benefit to the detriment of the Fund.

The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to the Fund’s portfolio securities and is also responsible to report to the Board at least annually regarding the effectiveness of the Trust’s compliance program, including its policy governing the disclosure of portfolio holdings and any material violations of that policy. Under the Trust’s policy, the Advisor, the sub-advisors, the Trust, and their respective affiliated persons are prohibited from receiving any direct or indirect compensation in consideration of information relating to the Fund’s portfolio securities held, purchased, or sold by the Fund.]

TAX INFORMATION

The following information supplements and should be read in conjunction with the tax section in the Fund’s Prospectus. In addition, the following is only a summary of certain tax considerations that generally affect the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income tax on that part of its net investment income and net capital gains that it distributes to its shareholders. Certain federal income and excise taxes would be imposed on the Fund if it fails to make certain required distributions of its income to shareholders. The Fund intends, however, to make distributions in a manner that will avoid the imposition of any such taxes. If, however, for any taxable year the Fund fails to qualify as a RIC, the Fund would be subject to federal corporate income tax on its taxable income. To qualify for such tax treatment, the Fund must generally, in addition to making distributions to shareholders each year in a timely manner equal to the sum of (1) at least 90% of its “investment company taxable income” as defined in the Code and (2) at least 90% of its net tax-exempt income, if any, among other things, (a) derive at least 90% of its gross income from dividends, interest (including payments received with respect to loans of stock and securities), gains from the sale or other disposition of stock, securities, or foreign currencies and certain related income and net income derived from an interest in a “qualified publicly traded partnership” (generally, a publicly traded partnership other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC); and (b) diversify its holdings so that at the end of each quarter of its fiscal year (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the

Fund’s total assets or 10% of the outstanding voting securities of the issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer, any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Notwithstanding the distribution requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on              of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that all such taxes will be eliminated. The Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid federal excise tax liability when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.

Shareholders subject to federal income taxation will have to pay any applicable federal income taxes on the dividends and capital gains distributions they receive from the Fund, whether paid in cash or reinvested in additional shares of the Fund. Dividends and capital gains distributions will also be subject to applicable state and local taxes. Dividends derived from net investment income or net realized short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, except with respect to “qualified dividends” received by individual shareholders, as described below. Distributions from net realized long-term capital gains will be taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their shares of the Fund. The Code provides that the net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 15% with respect to capital assets held for more than 12 months; the maximum rate is currently scheduled to increase to 20% for taxable years beginning on or after January 1, 2013. Distributions paid in January, but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year. Each year, shareholders of the Fund will be sent full information on dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, the amount of dividends that are designated as “qualified dividends” for individual shareholders, and the amount of dividends eligible for the dividends-received deduction available for corporations.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

Redemptions of shares of the Fund will result in the recognition of any gain or loss for federal income tax purposes. Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gains distributions the shareholder receives with respect to such shares. For purposes of determining whether shares in the Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales.

Depending on the composition of the Fund’s income, the entire amount or a portion of the dividends paid by the Fund from net investment income may be designated as “qualified dividends” that are taxable to individual shareholders at long-term capital gains rates, provided that certain holding-period requirements are met. Under current law, such dividends will be taxable at ordinary income rates for taxable years beginning on or after January 1, 2013. In general, dividend income of the Fund distributed to individual shareholders will be eligible for the lower tax rate only to the extent that the Fund’s income consists of dividends paid by U.S. corporations and certain foreign corporations. However, the lower tax rate will apply only if the individual shareholder holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. In addition, an individual shareholder would not benefit to the extent that he, she, or it is obligated (e.g., pursuant to a short sale or securities lending arrangement) to make related payments with respect to positions in substantially similar or related property.

Depending on the composition of the Fund’s income, the entire amount or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends-received deduction allowable to qualifying U.S. corporate shareholders (the “dividends-received deduction”). In general, dividend income of the Fund distributed to qualifying corporate shareholders will be eligible for the dividends-received deduction only to the extent that the Fund’s income consists of dividends paid by U.S. corporations. However, a corporate shareholder’s dividends-received deduction will be disallowed unless he, she, or it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. In addition, a corporate shareholder would not benefit to the extent that he, she, or it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property. Furthermore, the dividends-received deduction will be disallowed to the extent that a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares, and as capital gain thereafter. A distribution will reduce the Fund’s NAV per share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital. Therefore, an investor should consider the tax consequences of purchasing shares immediately before a distribution record date.

Dividends and interest the Fund receives on foreign investments may give rise to withholding and other taxes that foreign countries impose on the Fund. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

There is generally no withholding tax to a shareholder who is not a U.S. person within the meaning of the Code (“Non-U.S. Person”) on the portion of the Fund’s distributions that consist of long-term capital gains realized by the Fund, provided that such distributions are not effectively connected with the conduct of a trade or business in the U.S. by such Non-U.S. Person. However, the remaining distributions to Non-U.S. Persons are generally subject to a 30% withholding tax, unless reduced or eliminated by treaty. Other rules may apply to Non-U.S. Persons whose income from the Fund is effectively connected with the conduct of a U.S. trade or business by such Non-U.S. Person. Such investors should consult with their own advisers regarding those rules.

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends, distributions from net realized long-term capital gains, and the proceeds of any redemption paid to a shareholder if such shareholder fails to certify on IRS Form W-9, Form W-8BEN, or other applicable form either that the Taxpayer Identification Number (“TIN”) furnished to the Fund is correct or that such shareholder has not received notice from the Internal Revenue Service (the “Service”) of being subject to backup withholding. Furthermore, the Service may notify the Fund to institute backup withholding if the Service determines that a shareholder’s TIN is incorrect or if a shareholder has failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 28% and is subject to change starting January 1, 2013.

From time to time, it is possible that the Fund may not qualify as a “publicly offered regulated investment company.” In such case, certain non-corporate shareholders, including individuals, trusts, and estates, may be limited in their ability to deduct certain expenses of the Fund, including the total advisory fee. Such expenses would be treated as miscellaneous itemized deductions subject to limitations on deductibility applicable to such shareholders. A “publicly offered regulated investment company” is a RIC whose shares are (1) continuously offered pursuant to a public offering, (2) regularly traded on an established securities market, or (3) held by at least 500 persons at all times during the taxable year.

Under promulgated United States Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Ordinarily, gains and losses realized by the Fund from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency-denominated bank deposits) and non-U.S.-dollar-denominated securities (including debt instruments and certain forward contracts and options) will be treated as ordinary income or loss under Section 988 of the Code. Income or loss from transactions involving certain derivative instruments, such as certain swap transactions, will also generally constitute ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the Code. “Conversion transactions” are defined to include certain forward, futures, option, and straddle transactions, certain transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Under Section 1256 of the Code, any gain or loss realized by the Fund from certain foreign currency forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options, as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund’s taxable year will be treated as sold for their then-fair market value and thus result in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions the Fund holds involving certain forward contracts or options may constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Sections 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short- or long-term capital gain from certain “straddle” transactions may be recharacterized as ordinary income.

If the Fund were treated as entering into “straddles” by reason of engaging in certain forward contracts or options transactions, such “straddles” would be characterized as “mixed straddles” if the forward contracts or options transactions comprising a part of such “straddles” were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to “mixed straddles.” Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the “straddle” and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the “straddle” and conversion transaction rules, short-term capital loss on “straddle” positions may be recharacterized as long-term capital loss, long-term capital gains from such positions may be treated as short-term capital gains, and any capital gains from such positions may be treated as ordinary income.

In the event of short sales of an appreciated financial position, which sales constitute constructive sales under Section 1259 of the Code, the Fund must recognize a gain as if the position were sold, assigned, or otherwise terminated at its market value as of the date of the short sale and immediately repurchased. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on that position to reflect the gain recognized on the short sale. The Fund’s holding period in the position would begin as if the Fund had first acquired the position on the date of the short sale.

The Trust may be subject to tax in certain states in which it does business. In states with income tax laws, the tax treatment of the Trust and its shareholders in respect to distributions may differ from the federal tax treatment.

The foregoing discussion regarding federal and state taxation is for general information only. It is based on tax laws and regulations as in effect on the date of this SAI and is subject to change by legislative or administrative action. Shareholders should consult their own tax advisers concerning the federal, state, local, and foreign tax consequences of an investment in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

[Subject to the general supervision of the Board, the Advisor and sub-advisors are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid. The Fund anticipates that its transactions involving foreign securities will be effected through ADRs and on principal stock exchanges for such securities. Fixed commissions on foreign stock-exchange transactions are generally higher than are negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign stock exchanges and brokers than in the U.S.

The Advisor and sub-advisors may serve as an investment adviser to other clients. It is their practice to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as they deem equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Fund and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Fund.

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor and sub-advisors believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Advisor or sub-advisors from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor and sub-advisors rely on their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Trust’s policies, the Advisor and sub-advisors effect transactions with brokers and dealers that they believe provide the most favorable prices and are capable of providing efficient executions. The Advisor and sub-advisors may place portfolio transactions with a broker or dealer that furnishes research and other services and may pay higher commissions to brokers in recognition of research provided (or direct the payment of commissions to such brokers). Such services may include, but are not limited to, any one or more of the following: (1) information as to the availability of securities for purchase or sale, (2) statistical or factual information or opinions pertaining to investments, (3) wire services, (4) and appraisals or evaluations of portfolio securities. The information and services received by the Advisor and sub-advisors from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Trust directly. While such services are useful and important in supplementing its own research and facilities, the Advisor and sub-advisors believe the value of such services is not determinable and does not significantly reduce its expenses.]

DISTRIBUTION OF FUND SHARES

[Describe the material aspects of the 12b-1 plan and any agreements relating to the implementation of the plan.]

The Trust has adopted a Distribution Plan for its Investor Shares pursuant to which it may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the plan must be approved annually by a majority of the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in the plan or in any agreements related to the plan. The plan requires that quarterly written reports of amounts spent under the plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The plan may not be amended to increase materially the amount that may be spent there under without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Trustees and of the Independent Trustees.

PROXY VOTING PROCEDURES

[Describe the proxy voting policies and procedures or include a copy of the policies and procedures as an appendix.]

[The Fund has delegated authority to vote proxies to the Advisor, subject to the supervision of the Board. The Advisor’s proxy voting policies are summarized below.

Policies of the Fund’s Advisor

It is the Advisor’s policy to vote all proxies the Fund receives in a manner that serves the Fund’s best interests. Upon receiving each proxy, the Advisor will review the issues presented and make a decision to vote for, vote against, or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Advisor will consider information from a variety of sources in evaluating the matters to be voted on and in determining how to vote. Factors the Advisor considers in making such determinations include the impact on the value of securities, the anticipated costs and benefits associated with the proposal, the effect on liquidity of the Fund’s investment, and customary industry and business practices. The Advisor generally supports policies, plans, and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Advisor generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest

The Advisor’s duty is to vote in the best interests of the Fund’s shareholders. Therefore, in situations in which there is a conflict of interest between the interests of the Advisor, the principal underwriter, or any affiliated person and the interests of the Fund’s shareholders, the Advisor will take one of the following steps to resolve the conflict:

A.	If a proposal is addressed by the specific policies adopted by the Advisor, it will vote in accordance with those policies.

B.	If the Advisor believes it is in the best interest of the Fund to depart from the specific policies provided, the Advisor will be subject to the requirements of C or D below, as applicable.

C.

If the proxy proposal (1) is not addressed by the specific policies or (2) requires a case-by-case determination by the Advisor, the Advisor may vote such proxy as it determines to be in the best interest of the Fund, without taking any action described in D below, provided that such vote would be against the Advisor’s own interest in the matter (i.e., against the perceived or actual conflict). The Advisor will memorialize the rationale of such votes in writing.

D.

If the proxy proposal (1) is not addressed by the specific policies or (2) requires a case-by-case determination by the Advisor, and the Advisor believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Advisor must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party, or (b) delegate the voting decision to any Independent Trustee of the Fund, as applicable.

More Information

Each year, the Fund will make available the actual voting records relating to portfolio securities held by the Fund during the 12-month period ending June 30 on www.            .com without charge, upon request by calling 1-                     or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Advisor’s proxy-voting policies and procedures is available by calling 1-                     and will be sent within three business days of receipt of a request.

GENERAL INFORMATION

Description of Shares

The Trust is authorized to issue an unlimited number of shares of beneficial interest, with or without par value. Currently, the Trust consists of one series of shares representing two classes of shares. However, the Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust) and, subject to applicable rules, may establish additional classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights.

Shareholders of the Fund are entitled to vote, together with the holders of shares of any other series of the Trust, on the election or removal of Trustees and the ratification of the Trust’s independent registered public accounting firm when shareholders vote on those matters. Shareholders are also entitled to vote on other matters as required by the 1940 Act, the Trust’s Declaration of Trust, the Trust’s By-Laws, or any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. On these other matters, shares of the Fund will generally vote as a separate class from any other series of the Trust’s shares. Each share (and fractional share) is entitled to one vote (or fraction thereof). However, if shares of more than one series vote together on a matter as a single class, each share (or fraction thereof) will be entitled to the number of votes that equals the net asset value of such share (or fraction thereof) determined as of the applicable record date.

Trustee and Officer Liability

Under the Trust’s Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims, and expenses arising from any threatened, pending, or completed action, suit, or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees, or agents of the Trust, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.

APPENDIX A

Description of ratings used by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), and Moody’s Investors Service, Inc. (“Moody’s”):

S&P: Long-Term Issue Credit Ratings

AAA

An obligation rated “AAA” has the highest rating the S&P assigns. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated “AA” differs from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in more highly rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations are likely to have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated “BB” is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated “B” is more vulnerable to non-payment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions are likely to impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

Moody’s: Corporate Bond Ratings

Aaa

Bonds rated as “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group, they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in “Aaa” securities.

A

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds rated “Baa” are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated “B” generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated “Caa” are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Moody’s applies numerical modifiers—1, 2, and 3—in each generic rating classification from Aa through B in its corporate bond-rating system. The modifier “1” indicates that the security ranks in the higher end of its generic rating category, the modifier “2” indicates a mid-range ranking, and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Certificate of Trust dated November 22, 2011, as filed with the state of Delaware on November 22, 2011, for Aspiriant Global Equity Trust (the “Registrant” or the “Trust”) is filed herewith.

(a)(2)	Registrant’s Declaration of Trust to be filed by amendment.

(b)	Registrant’s By-Laws to be filed by amendment.

(c)	Not applicable.

(d)(1)	Advisory Agreement between the Registrant and Aspiriant LLC to be filed by amendment.

(d)(2)	Sub-Advisory Agreement between Aspiriant LLC and Dimensional Fund Advisors LP, relating to the equity portion of the Aspiriant Risk Managed Global Equity Fund, to be filed by amendment.

(d)(3)	Sub-Advisory Agreement between Aspiriant LLC and Parametric Risk Advisors, for the options overlay strategy of the Aspiriant Risk Managed Global Equity Fund, to be filed by amendment.

(d)(4)	Sub-Advisory Agreement between Aspiriant LLC and Pacific Investment Management Company, for the tail risk hedging portion of the Aspiriant Risk Managed Global Equity Fund, to be filed by amendment.

(e)	Distribution Agreement between the Trust and the Distributor to be filed by amendment.

(f)	Not applicable.

(g)	Custody Agreement between the Trust and Custodian to be filed by amendment.

(h)(1)	Fund Administration and Accounting Agreement between the Trust and the Administrator to be filed by amendment.

(h)(2)	Transfer Agency and Service Agreement between the Trust and the Transfer Agent to be filed by amendment.

(i)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the Aspiriant Risk Managed Global Equity Fund, to be filed by amendment.

(j)	Consent of independent registered public accountants to be filed by amendment.

(k)	Not applicable.

(l)	Not applicable.

(m)	Distribution Plan to be filed by amendment.

(n)	Rule 18F-3 Multiple Class Plan to be filed by amendment.

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(o)	Not applicable.

(p)(1)	Code of Ethics for the Registrant to be filed by amendment.

(p)(2)	Code of Ethics of Aspiriant LLC to be filed by amendment.

(p)(3)	Code of Ethics of Dimensional Fund Advisors LP to be filed by amendment.

(p)(4)	Code of Ethics of Parametric Risk Advisors to be filed by amendment.

(p)(5)	Code of Ethics of Pacific Investment Management Company to be filed by amendment.

(p)(6)	Code of Ethics of [Principal Underwriter] to be filed by amendment.

(q)	Powers of Attorney to be filed by amendment.

Item 29.	Persons Controlled by or under Common Control with the Fund

Not Applicable.

Item 30.	Indemnification

The Registrant is organized as a Delaware statutory trust and is operated pursuant to Declaration of Trust dated              2011 (the “Declaration of Trust”), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Registrant’s Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and other Connections of the Investment Adviser

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser and each sub-advisor is or has been, at any time during the last two fiscal

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years (June 30, 2010 and 2011), engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Aspiriant LLC

Aspiriant LLC (the “Adviser”) serves as the investment adviser for the Trust. The principal address of the Adviser is 11100 Santa Monica Bldv, Suite 600, Los Angeles, CA 90025. The Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company

Dimensional Fund Advisors LP

Dimensional Fund Advisors LP (“DFA”) serves as investment sub-adviser. The principal address of DFA is Palisades West, 6300 Bee Cave Road, Building One, Austin, TX 78746. DFA is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company

Parametric Risk Advisors

Parametric Risk Advisors (“PFA”) serves as investment sub-adviser. The principal address of PFA is 274 Riverside Avenue, Westport, CT 06880. PFA is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company

Pacific Investment Management Company

Pacific Investment Management Company (“PIMCO”) serves as investment sub-adviser. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660. PIMCO is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company

Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each such officer and director is included in the Trust’s Statement of Additional Information.

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Item 32.	Principal Underwriters

(a) In addition to the Registrant,                      (the “Distributor”), serves as the distributor and principal underwriter for the following other investment companies:

    1)   __________

    2)   __________

    3)   __________

(b) The following officers of the Distributor hold the following positions with the Registrant. Unless otherwise noted the principal business address of each officer of the Distributor is             .

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant

Item 33.	Location of Accounts and Records:

State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act Section 15 U.S.C. 80a-30(a) and the rules under that section.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:

(a)	Registrant:
c/o Aspiriant LLC
11100 Santa Monica Blvd, Suite 600
Los Angeles, CA 90025

(b)	Advisor:
Aspiriant LLC
11100 Santa Monica Blvd, Suite 600
Los Angeles, CA 90025

(c)	Sub-Advisors:
Dimensional Fund Advisors LP
Palisades West, 6300 Bee Cave Road, Building One
Austin, TX 78746

Parametric Risk Advisors
274 Riverside Avenue
Westport, CT 06880

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Pacific Investment Management Company
840 Newport Center Drive
Newport Beach, CA 92660

Principal Underwriter:
[Company Name]
[Address]

(d)
Custodian:
[Company Name]
[Address]

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, State of California on this 14th day of December, 2011.

Aspiriant Global Equity Trust

/s/ Jason Thomas
Jason Thomas
Initial Trustee and President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ Jason Thomas Jason Thomas	Initial Trustee and President	December 14, 2011

/s/ Michael Kossman Michael Kossman	Chief Compliance Officer and Treasurer	December 14, 2011

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Exhibit Index

Exhibit Number	Exhibit:

(a)(1)	Certificate of Trust dated November 22, 2011 as filed with the state of Delaware on November 22, 2011

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